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                                 EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT


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                                 EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 33-8316 on Forms S-8 and S-3 and in Registration Statements Nos. 33-20226, 33-23699, 33-33571, 33-41330 and 33-81914 on Forms S-8 of our reports dated
March 10, 1995, appearing in this Annual Report on Form 10-K of Sigma Designs, Inc. for the year ended January 31, 1995.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

San Jose, California
April 28, 1995